

ADVANCED MEDICAL ISOTOPE

Investor Presentation

Dr. Michael Korenko

President and Chief Executive Officer

August 1, 2017

Safe Harbor Statement

This Overview contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. You can identify these statements by the use of the words "may," "will," "should," "plans," "expects," "anticipates," "continue," "estimates," "projects," "intends," and similar expressions. Forward-looking statements involve risks and uncertainties that could cause results to differ materially from those projected or anticipated. These risks and uncertainties include, but are not limited to, AMI's ability to successfully execute its expanded business strategy, including by entering into definitive agreements with suppliers, commercial partners and customers; general economic and business conditions, effects of continued geopolitical unrest and regional conflicts, competition, changes in technology and methods of marketing, delays in completing various engineering and manufacturing programs, changes in customer order patterns, changes in product mix, continued success in technical advances and delivering technological innovations, shortages in components, production delays due to performance quality issues with outsourced components, regulatory requirements and the ability to meet them, government agency rules and changes, and various other factors beyond the Company's control.

This Overview does not purport to be all-inclusive or to contain all the information that the recipient may desire in evaluating the Company. This Overview does not constitute an offer to sell any securities or a solicitation of an offer to purchase any securities. Except as otherwise indicated herein, information is presented as of August 1, 2017. The delivery of this Overview after this date does not imply there has been no change in the affairs of the Company after the date hereof. The Company is under no obligation to update this Overview.

Certain information contained in this Overview has been obtained by the Company and/or its officers and directors from sources deemed reliable by the Company. Such information necessarily incorporates significant assumptions and estimates as well as factual matters. No representation or warranty is made by AMI that it will be able to: (i) implement the business plan discussed herein, or any of it; (ii) achieve the operating or sale results discussed herein, or any of them; or (iii) operate in a manner which permits AMI's securities to retain their value or appreciate in value. Any investment in AMI involves risk.

AMi
ADVANCED MEDICAL ISOTOPE

Overview

Advanced Medical Isotope Corporation (AMI) is in the late-stage development of a brachytherapy device for medical and veterinary cancer treatment applications.

brach·y·ther·a·py

/brakē'THerəpē/

noun

the treatment of cancer by the insertion of radioactive implants (isotopes) directly into the tissue – inside or next to the treatment area

AMI is led by a competent team with impressive credentials that believes in strategic partnerships with national labs, universities and private corporations.

Plans to generate near-term revenue from veterinarian clinics and international licensing while pursuing FDA approval for multiple cancer indications and offering the potential economics of a drug with the lower cost and shorter approval path of a device.

The Mission:

Provide a new potent brachytherapy tool for the treatment of cancers in humans and animals that will be very effective in improving the lives of these patients.

The Strategy:

Generate near-term revenue from veterinarian clinics and international licensing while pursuing FDA approval for multiple cancer indications.

Platform Technology: RadioGel™

Next-generation radiopharmaceutical therapeutic device.

- ❑ The **Gel** delivery vehicle is hydrogel
  - Liquid at room temperature
  - Solidifies at body temperature and locks in the particles
- ❑ The **Particle** is Yttrium-90 phosphate
  - Very small size insoluble particles – Perfuses within the tumor
  - Highest energy beta emitter – Delivers very high dose to the tumor
  - Radiation travels a short distance – Minimal collateral damage to healthy tissue outside the target region
  - 2.7 day half-life – Only 5% of radiation left after 10 days



Interstitial Injection of RadioGel™



Intra-Arterial Injection of RadioGel™

Highlights

- Expect revenue from IsoPet by January 2018 or earlier
- International licensing revenue expected in early 2018
- Strong leadership and world-class Medical Advisory Board
- Plan to uplist to senior exchange (NASDAQ or NYSE MKT)
- Partnerships with leading national labs, universities, and private corporations
- Optimization of proprietary production process complete
- FDA ruled that our product is a device - attractive drug economics, with lower costs and shorter approval pathway of device
- Exclusive license and extensive intellectual property protections

Initial Market: Veterinary Applications

Obtain approval to test → Demonstrate therapies at leading research universities → Begin sales to private clinics

IsoPet - Multiple Indications

FDA ruled that RadioGel™ is a device for humans. We are now confirming that this applies to animals to insure that no pre-market approval is required for pet therapy.

Testing at leading university veterinary programs to demonstrate therapy across multiple indications:

Washington State University	University of Missouri	UC Davis University of California	Colorado State University
Feline Sarcoma	Canine Sarcoma Equine Sarcoid	Prostate Cancer Liver Cancer	Feline Oral Cancer Mast Cell Skin Cancer

Program guided by Dr. Alice Villalobos – Chair of the Veterinary Medical Advisory Board

Veterinary Market – Significant Opportunity

- There are 78 million dogs and 86 million cats in the United States
- Cancer is the leading cause of death for 32% of cats and 50% of dogs over age 10
- Treating 10% of the cancers with a $5,000 therapy generates $40M annual revenue
- Revenue stream can begin by January 2018 or earlier

RadioGel™ - Potential Human Applications

- Medical Advisory Board
  - More than 125 years combined experience
  - Input from Mayo Clinic doctors
- Selection criteria
  - Effective in killing cancer cells
  - Notable advantages over existing therapies
  - Can be profitably embraced by the medical community
- Skin cancer selected for first Indication for Use

- Skin cancer
- Involved lymph nodes
- Liver
- Pancreas
- Head and neck
- Bladder
- Ocular melanoma
- Rectal
- Non-dendritic brain
- Gynecological
- Spinal
- Sino-nasal
- Oropharyngeal
- Recurring esophageal
- Base of tongue
- Localized prostate
- Breast cavity resectomy
- Anaplastic thyroid

Basal Cell and Squamous Cell Skin Cancers Market Projections

- One out of every three new cancers is skin cancer
- In the US - 5.4 million cases a year (in 3.3 million people)
  - >4 million – Basal cell carcinoma - in deepest layer of the epidermis
  - 1 million - Squamous cell carcinoma – in upper layers of the epidermis
- 10% X 3.3 Million X $5K = $1.5 B in annual revenues
- Revenue stream can begin in early 2018 via international licensing

FDA Path Forward

❑Engaged John Smith M.D., J.D. from Hogan Lovellis

❑Using veterinary testing to optimize therapy techniques

❑Conduct international human testing in parallel

❑Steps for FDA approval

- Pre-submission/meetings with FDA
- Bench-top and pre-clinical animal studies
- Investigational Device Exemption (IDE) for human trials
- Pre-market submission for final FDA app

Medical Sector – Growth Strategy

Quantum growth steps will be achieved through a series of new Indications for Use


Skin Cancer
Lymph Nodes
Liver/Pancreas

RadioGel™ Production

- The production optimization is completed
- Have a proprietary process to cost-effectively produce hydrogel and very small particles
- Currently institutionalizing the procedures with Good Manufacturing Processes (GMP) and the Quality Assurance Plan as required by the FDA

Intellectual Property Protection

- Retained an intellectual property attorney
- Battelle sublicensing give AMI rights to eight patents
- Potential future patents based on product and process improvements
- Trademark protection in 17 countries
- Proprietary intellectual property
  - Production procedures
  - Advanced product development – resorption time, imaging
  - All test data

Management Team



Dr. Mike Korenko
President & CEO
Former VP of Westinghouse and COO for Curtiss-Wright

Doctor of Science from MIT; NATO Postdoctoral Fellow at Oxford University, and was selected as a White House Fellow for the Department of Defense, reporting to Secretary Cap Weinberger. Dr. Korenko currently is the author of 28 patents and has received many awards.



Leonard Bruce Jolliff
Chief Financial Officer



Dr. David J. Swanberg
Chief Technology Officer



Dr. Donald A. Ludwig
Director of Special Projects



Dr. Nigel R. Stevenson
Chief Science Officer

Medical & Scientific Advisory Boards



Dr. Barry D. Pressman MD, FACR
Chairman Medical Advisory Board



Dr. Alan E. Waltar
Chairman Scientific Advisory Board



Dr. Alice Villalobos, DVM, FNAP
Chair of the Veterinary Medicine Advisory Board

Additional Medical Advisory Board members:

Dr. Albert S. DeNittis MD, MS, FCPP

Dr. Darrell Fisher

Dr. Howard Sandler, MD, MS, FASTRO

Key Stock Stats

Exchange: Ticker	OTC: ADMD
Price	$0.10
Market Cap	$5.0M
Shares Outstanding	50.1M
Insider Ownership	3%
Float	48.7 M
52-Range	$0.05-$1.00

** Data as of July 18, 2017*

Highlights

- Expect revenue from IsoPet by January 2018 or earlier
- International licensing revenue expected in early 2018
- Strong leadership and world-class Medical Advisory Board
- Plan to uplist to senior exchange (NASDAQ or NYSE MKT)
- Partnerships with leading national labs, universities, and private corporations
- Optimization of proprietary production process complete
- Platform offers attractive drug economics, with lower costs and shorter approval pathway of device
- Exclusive license and extensive intellectual property protections

RadioGel™

A new tool in the medical community toolbox

AMi
ADVANCED MEDICAL ISOTOPE